Exhibit 99.2

 Eplontersen: NEURO-TTRansform Week 85 Topline Results  July 10, 2023  Nasdaq: IONS

 Forward-Looking Statements  This presentation includes forward-looking statements regarding our business and the therapeutic and commercial potential of eplontersen, and Ionis' technologies. Any statement describing Ionis’ goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Such statements are subject to certain risks and uncertainties including but not limited to those related to our commercial products and the medicines in our pipeline, and particularly those inherent in the process of discovering, developing and commercializing medicines that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such medicines. Ionis’ forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although Ionis’ forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Ionis. As a result, you are cautioned not to rely on these forward-looking statements. These and other risks concerning Ionis' programs are described in additional detail in Ionis' annual report on our Form 10-K for the year ended December 31, 2022, and our most recent Form 10-Q quarterly filing, which are on file with the SEC. Copies of these and other documents are available at www.ionispharma.com.   In this presentation, unless the context requires otherwise, “Ionis,” “Company,” “we,” “our,” and “us” refers to Ionis Pharmaceuticals and its subsidiaries.  Ionis Pharmaceuticals® is a registered trademark of Ionis Pharmaceuticals, Inc.   2

NEURO-TTRansform Study Designed to Demonstrate Benefit in Patients with ATTRv-PN

- A multicenter, open-label study in 168 patients with hereditary TTR amyloid polyneuropathy (ATTRv-PN)



Patients with ATTRv -PN
Screening
Randomization 6:1
Eplontersen (N=144)
Inotersen (N=24)
Eplontersen
Open-label Extension (up to 3 years)
NEURO-TTR external placebo control[1] (N=60)
or 20-week post-treatment evaluation
Study timeline (weeks)
0
35
66
85
105
Interim analysis
Final analysis
EOT analysis

neuro TTRansform

Co-Primary Efficacy Endpoints

- **Serum TTR:** % change from baseline
- **mNIS+7:** Change from baseline

Key Secondary Efficacy Endpoint

- **Norfolk QoL-DN:** Change from baseline

Co-Primary Efficacy Endpoints

- **Serum TTR:** % change from baseline
- **mNIS+7:** Change from baseline
- **Norfolk QoL-DN:** Change from baseline

Key Exploratory Endpoints

- **Serum TTR:** % change from baseline
- **mNIS+7:** Change from baseline
- **Norfolk QoL-DN:** Change from baseline

[1]Benson et al, *N Engl J Med* (2018) 379:22-3 1. Figure adapted from Coelho et al, *Neurol Ther* (2021) 10:375-89.

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 Eplontersen Treatment Resulted in Substantial and Sustained Reductions in Serum TTR Concentration Compared to Baseline  LSM: Least Square Mean; LSMD: Least Square Mean Difference  Week 35:Mean = -11.1%  (LSM = -14.5%)  Week 81Last dose  Mean (SE) % Change From Baseline in Serum TTR Concentration  Week 35:Mean = -82.1%  (LSM = -81.1%)  Week 65:Mean = -83.0%  (LSM = -81.7%)  Week 65:Mean = -6.0%  (LSM = -11.2%)  Week 85:Mean = -81.8%  LSMD (95% CI) = -70.4% (-75.2, -65.7)  p<0.0001   −100  −80  −60  −40  −20  0  0  5  8  13  25  35  49  57  65  73  81  85  W  eek  Eplontersen  Placebo  4

 Eplontersen Continued to Halt Neuropathy Progression at Week 85  Substantial number of patients showed improvement in neuropathy impairment through 19 months of treatment  mNIS+7 Composite Score   Worse  Better  Mean (SE) Change From Baseline in   mNIS+7 Composite Score   Week 35:Mean = 9.8  (LSM = 10.0)  Week 35:Mean = -0.04  (LSM = 0.7)  Week 66:Mean = 23.9  (LSM = 25.1)  Week 66:Mean = -0.2  (LSM = 0.3)  Week 85:Mean = -2.9  LSM: Least Square Mean; LSMD: Least Square Mean Difference  LSMD (95% CI) = -24.8 (-31.0, -18.6)  p<0.0001   5

 Eplontersen Continued to Improve Quality of Life at Week 85  Norfolk QoL-DN Total Score   Worse  Better  Mean (SE) Change From Baseline in   Norfolk QoL-DN Total Score   Week 35:Mean = 5.5  (LSM = 8.2)  Week 35:Mean = -4.8  (LSM = -3.6)  Week 66:Mean = 10.8  (LSM = 14.2)  Week 66:Mean = -7.2  (LSM = -5.5)  Week 85:Mean = -6.2  Substantial number of patients showed improvement in quality of life through 19 months of treatment  LSM: Least Square Mean; LSMD: Least Square Mean Difference  LSMD (95% CI) = -19.7 (-25.6, -13.8)  p<0.0001   6

Eplontersen Continued to Demonstrate a Favorable Safety and Tolerability Profile at 85 Weeks[1]

- At 85 weeks, TEAEs incidence remains consistent with week 66
- No TEAEs of special interest led to study drug discontinuation
- No imbalance of ocular events excluding vitamin A decrease or deficiency
- No SAEs were related to study drug
- 3 non-drug related deaths in the eplontersen group, all related to known sequelae of ATTR amyloidosis[2-6]

Incidence, n (%)	Placebo	Eplontersen Week 66	Eplontersen Week 85
N	60	144	144
Any TEAE	60 (100)	140 (97.2)	141 (97.9)
Related to study drug	23 (38.3)	53 (36.8)	55 (38.2)
Leading to study drug discontinuation	2 (3.3)	6 (4.2)	8 (5.6)
TEAE of special interest	14 (23.3)	41 (28.5)	43 (29.9)
Ocular events potentially related to Vit A deficiency	12 (20.0)	39 (27.1)	41 (28.5)
Ocular events excluding lab TEAEs of Vit A decrease or deficiency	9 (15.0)	24 (16.7)	26 (18.1)
Thrombocytopenia	1 (1.7)	3 (2.1)	3 (2.1)
Glomerulonephritis	2 (3.3)	0	0
Other TEAE of interest	48 (80.0)	87 (60.4)	93 (64.6)
Any serious TEAE	13 (21.7)	21 (14.6)	27 (18.8)
Related to study drug	1 (1.7)	0	0
Fatal TEAE	0	2 (1.4)	3 (2.1)
Related to study drug	0	0	0

[1]External placebo concluded at week 66 while eplontersen patients remained on treatment and could accrue additional events; [2]Cavallaro et al, *Neurology* (2016) 87:750-1; [3]Yamada et al, *Prog Mol Biol Transl Sci* (2012) 107:41-78; [4]Yamashita et al, *Neurology* (2008) 70:123-28; [5]Ellie et al, *Neurology* (2001) 57:135-7; [6]Porcari et al, *Cardiovasc Res* (2023) 118:3517-35.

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